Consolidated Statements of Operations and Comprehensive Earnings (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenue
Royalties	$ 98,311	$ 88,209
Operating expenses
Cost of revenue	63,201	88,648
Research and development	2,416	2,858
Marketing, general and administration	10,565	13,065
Foreign exchange loss	2,038	2,538
Total operating expenses	78,220	107,109
Earnings (loss) from operations	20,091	(18,900)
Investment income	533	728
Earnings (loss) before income taxes	20,624	(18,172)
Provision for (recovery of) income tax expense (Note 3)
Current	4,623	5,980
Deferred	6,290	(6,059)
Provision for income tax recovery	10,913	(79)
Net and comprehensive earnings (loss)	$ 9,711	$ (18,093)
Earnings (loss) per share (Note 10(g))
Basic	$ 0.08	$ (0.15)
Diluted	$ 0.08	$ (0.15)
Weighted average number of common shares
Basic	120,103,422	120,856,511
Diluted	120,368,583	120,856,511